COLONIAL STRATEGIC INCOME FUND
                                Class A, B and C
                        Supplement to the April 30, 1998,
                      Revised September 8, 1998 Prospectus
                  (Replacing Supplement dated October 28, 1998)

The Fund's Prospectus is amended as follows:

(1) Effective November 1, 1998, the Fund will offer a fourth class of shares, Class J shares. Class J shares are sold exclusively in Japan to residents and citizens of Japan only and offered through a separate Prospectus.

(2) The paragraph Borrowing of Money under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS is revised in its entirety as follows:

Borrowing of Money. The Fund may borrow money from banks other affiliated funds and other entities to the extent permitted by law for temporary or emergency purposes up to 33 1/3% of its total assets.

(3)   The caption YEAR 2000 is revised in its entirety as follows:

YEAR 2000

The Fund's Advisor, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are communicating with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

(4) The Fund changed its process of accounting for dividend and capital gains. Instead of using a daily record date, the Fund will use a single, monthly record date. This change will generally not impact the amount of the dividend or the timing of distributions paid to shareholders.

(5) Colonial Investors Service Center, Inc., the Fund's transfer agent, changed its name to Liberty Funds Services, Inc. (LFSI). The new name does not affect the services to the Fund.

(6) The last sentence in the second paragraph under the caption HOW THE FUND VALUES ITS SHARES is revised in its entirety as follows:

In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.

(7) The last sentence under the caption HOW TO SELL SHARES is revised in its entirety as follows:

To  avoid  delay  in  payment,   investors   are  advised  to  purchase   shares
unconditionally, such as by federal fund wire or other immediately available funds.

(8) The following sentence is added to the paragraph Class A Shares under the caption HOW TO EXCHANGE SHARES:

Exchanges of Class A shares are not subject to a contingent deferred sales charge. However, in determining whether a contingent deferred sales charge is applicable to redemptions, the schedule of the fund into which the original investment was made should be used.

(9) Under the caption TELEPHONE TRANSACTIONS the first sentence is revised in its entirety and a new second an third sentence are added as follows:

All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and to redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. Eastern time and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be done by placing a wire order trade through a broker or furnishing a signature guaranteed request.


SI-36/231G-1198                                             October 30, 1998